Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )

Filed by the Registrant     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement       [ ]   Confidential, for use of the
                                              Commission only (as permitted by
[ ]   Definitive Proxy Statement              Rule 14a-6(e) (2))

[ ]   Definitive Additional Materials

[ ]   Soliciting Material under Rule 14a-12


                                  THE GKM FUNDS
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    -------------------------------------------------------------------------
    (Name of person (s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

      1.    Amount Previously Paid:

      2.    Form, Schedule or Registration Statement No.:

      3.    Filing Party:

      4.    Date Filed:

           Please fold and detach card at perforation before mailing.


                                 GKM GROWTH FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 _________, 2009

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints David L. Kahn, John F. Splain and Wade R. Bridge, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the GKM Growth Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on __________, 2009 or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated ________, 2009.

                                  Date:    _____________________________________

                                  Note:    Please sign exactly as your name
                                           appears on this Proxy. If signing for
                                           an estate, trust or corporation,
                                           title or capacity should be stated.
                                           If the shares are held jointly, both
                                           signers should sign.

                                           _____________________________________

                                           _____________________________________

                                           Signature(s) PLEASE SIGN IN BOX ABOVE

           Please fold and detach card at perforation before mailing.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED HEREIN.

Please fill in box(es) as shown using black or blue ink or a number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS     [X]

1. With respect to approval of a new investment management agreement with First Western Investment Management, Inc.

      FOR                    AGAINST                 ABSTAIN
      [ ]                      [ ]                     [ ]


2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  The GKM Funds
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                         SPECIAL MEETING OF SHAREHOLDERS
                               _____________, 2009

                      Important Voting Information Inside!

TABLE OF CONTENTS

Letter from the President .................................................    1

Notice of Special Meeting of Shareholders .................................    2

Proxy Statement ...........................................................    3

     Proposal:  Approval or Disapproval of New Management Agreement .......    4

     Outstanding Shares and Voting Requirements ...........................   10

     First Western Investment Management, Inc. ............................   12

     Information on the Operation of the Fund .............................   13

     Principal Shareholder ................................................   14

     Trustees' Ownership of Fund Shares ...................................   14

     Other Matters ........................................................   15

     Exhibit A:  New Management Agreement .................................   16

                            LETTER FROM THE PRESIDENT

                                  The GKM Funds
                          11150 Santa Monica Boulevard
                                    Suite 850
                          Los Angeles, California 90025

                                                                   _______, 2009

Dear Shareholder,

      I am writing to inform you of an upcoming Special Meeting of the shareholders of the GKM Growth Fund to be held on Friday, _________, 2009. At this meeting, you are being asked to vote on the approval of a new investment management agreement with First Western Investment Management, Inc. ("FWIM"). The Board of Trustees of your Fund believes that this proposal is in the Fund's and your best interest.

      On April __, 2009, the principals of GKM Advisers, LLC ("GKM Advisers") sold all of their outstanding interests of GKM Advisers to FWIM. FWIM is a Securities and Exchange Commission registered investment adviser with approximately $1.6 billion under management. FWIM provides investment management services to institutions, high net worth individuals, government entities and another mutual fund. FWIM acquired GKM Advisers to further expand its investment management business. The principals of GKM Advisers, which include me and Mr. Jed Cohen, are remaining with FWIM and, assuming your approval, will continue to manage the day-to-day operations of the GKM Growth Fund. As you know Mr. Cohen and I have been managing the GKM Growth Fund since its inception and will continue in that role pending your approval. In addition, the change in control at GKM Advisers will not result in a fee increase for you as a shareholder of the Fund.

      I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

      The Board of Trustees of the Fund has approved the proposal described herein and recommends a vote "FOR" the proposal. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact us toll free at 1-888-456-9518.

      I appreciate your consideration of this important proposal. Thank you for investing with the GKM Growth Fund and for your continued support.

Sincerely,

/s/ Timothy J. Wahl

Timothy J. Wahl
President

                                  THE GKM FUNDS

                                 GKM GROWTH FUND

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON _____________, 2009

--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the GKM Growth Fund, a series of The GKM Funds, will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on _________, 2009 at 1:00 p.m., Eastern time, to consider and vote on the following matters:

      1. To approve or disapprove a new investment management agreement with First Western Investment Management, Inc. NO FEE INCREASE WILL RESULT FROM APPROVING THIS PROPOSAL, NOR WILL THERE BE A CHANGE IN THE KEY INVESTMENT PERSONNEL SERVING THE FUND.

      2. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies and their substitutes.

      Shareholders of record at the close of business on _______, 2009 are entitled to notice of and to vote at this meeting or any adjournment thereof.


                                          By order of the Board of Trustees,

                                          /s/ Wade R. Bridge

                                          Wade R. Bridge
                                          Assistant Secretary
__________, 2009

--------------------------------------------------------------------------------

PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                  THE GKM FUNDS

                       SPECIAL MEETING OF SHAREHOLDERS OF
                                 GKM GROWTH FUND

                       TO BE HELD ON ______________, 2009

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

      This proxy statement is furnished in connection with the solicitation by the Board of Trustees of The GKM Funds ("the Trust") of proxies for use at the special meeting of shareholders of the GKM Growth Fund (the "Fund") or at any adjournment thereof. The principal address of the Fund is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. This proxy statement was first mailed to shareholders on or about _________, 2009.

      The purpose of the meeting is to consider approval of a new investment management agreement (the "New Management Agreement") with First Western Investment Management, Inc. ("FWIM"). FWIM is a full service wealth management firm that manages approximately $1.6 billion in assets. FWIM acquired GKM Advisers, LLC ("GKM Advisers") as part of a strategic plan to further expand its investment management business. FWIM has committed to retaining Mr. Jed M. Cohen and Mr. Timothy J. Wahl as the individuals primarily responsible for managing the Fund. As you know, Messrs. Cohen and Wahl have served in that capacity since the Fund's inception and will continue in that role subject to shareholder approval of the New Management Agreement. Please keep in mind that approval of the New Management Agreement with FWIM will not result in a fee increase for you.

      A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

      The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by FWIM. In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. FWIM will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

                                    PROPOSAL
               APPROVAL OR DISAPPROVAL OF NEW MANAGEMENT AGREEMENT

Background
----------

      On April __, 2009, the principals of GKM Advisers sold all of their outstanding interests to FWIM (the "Transaction"). GKM Advisers has been merged into FWIM and FWIM is the surviving firm. The Transaction resulted in a change of control of GKM Advisers and, pursuant to relevant provisions of the Investment Company Act of 1940 (the "1940 Act"), effectively terminated the investment management agreement between the Trust and GKM Advisers. However, FWIM is currently managing the Fund under an Interim Management Agreement that was approved by the Board of Trustees of the Trust in anticipation of the Transaction. The terms of the Interim Management Agreement, including the amount of compensation payable to FWIM, are substantially identical to those of the recently terminated investment management agreement except that (i) the Interim Management Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Management Agreement at any time, without penalty, on not more than 10 days' written notice, (iii) a provision that permitted the investment adviser to consider the sale of Fund shares as a factor in the selection of brokers and dealers to execute Fund portfolio transactions has been removed, and (iv) compensation earned by FWIM under the Interim Management Agreement will be held in an escrow account until Fund shareholders approve the New Management Agreement with FWIM, after which the amount in the escrow account plus interest will be paid to FWIM. If Fund shareholders do not approve the New Management Agreement with FWIM, FWIM will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Management Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

      Messrs. Cohen and Wahl have served as the co-portfolio managers for the Fund since its inception. Each of them serves in that capacity under the Interim Management Agreement and they will continue in that capacity following the approval of the New Management Agreement by shareholders.

Legal Analysis
--------------

      Pursuant to the 1940 Act and in accordance with the terms of the former investment management agreement with GKM Advisers (the "Former Management Agreement"), the Transaction and resulting change in control of GKM Advisers resulted in an assignment and termination of the Former Management Agreement. Therefore, shareholders of the Fund are being asked to approve the New
Management Agreement in order for FWIM to serve as the Fund's investment adviser.

      Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser occurs, the investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

      (1) An "unfair burden" must not be imposed on the investment company as a result of the transaction causing the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or an interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company
(other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated; and

      (2) During the three-year period immediately following consummation of the transaction causing the change in control, at least 75% of the members of the investment company's board must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. Currently, 75% of the Trustees of the Trust are not interested persons, as defined by the 1940 Act, of either GKM Advisers or FWIM, and the Trust contemplates that it will maintain this composition for a period of at least three years from the date of the Transaction.

      While adherence to the conditions of Section 15(f) is voluntary, the Trust has determined to do so because the Trustees believe that adhering to those conditions is in the best interests of shareholders.

The New Management Agreement
----------------------------

      The New Management Agreement, if approved by shareholders, will replace the Interim Management Agreement. Under the New Management Agreement, FWIM will be responsible for selecting portfolio securities for investment by the Fund, purchasing and selling securities for the Fund and placing orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees, and the investment objective, policies and restrictions of the Fund. FWIM will pay all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of the Trustees who are not interested persons of the Trust (the "Independent Trustees"), acquired fund fees and expenses, Rule 12b-1 expenses, if any, and extraordinary expenses. The terms of the New Management Agreement are substantially identical to those of the Former Management Agreement, except that the New Management Agreement has a different effective date, termination date, and no longer permits the adviser to consider sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

      Fees under the New Management Agreement will be calculated at the same rate as those previously charged under the Former Management Agreement and those presently charged under the Interim Management Agreement. The annual rate paid by the Fund is equal to 1.40% of its average daily net assets.

      The New Management Agreement, if approved by shareholders, will continue in effect for an initial period of two years and from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Trustees or (2) by a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event the continuance of the New Management Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance.

      The New Management Agreement may be terminated at any time upon 60 days' written notice, without payment of any penalty (1) by the Board of Trustees, (2) by a vote of the majority of the outstanding voting securities of the Fund, or
(3) by FWIM. The New Management Agreement will automatically terminate in the event of its assignment.

      The New Management Agreement, like the Interim Management Agreement and the Former Management Agreement, provides that FWIM will not be liable for any act or omission in connection with the services that it provides to the Fund or for any losses that may be sustained, absent FWIM's willful misfeasance, bad faith or gross negligence, or its reckless disregard of its obligations and duties under the Agreement.

      The description of the New Management Agreement in this Proxy Statement is only a summary. The form of the New Management Agreement is attached hereto as Exhibit A. You should read the New Management Agreement.

Interim Management Agreement
----------------------------

      As a result of the Transaction occurring prior to shareholder approval of the New Management Agreement, the Trust does not have an investment advisory agreement in place for the Fund that has been approved by shareholders in accordance with the 1940 Act. In order for FWIM to continue as the Fund's investment manager, the Board of Trustees, including those Independent Trustees present at the meeting, by vote cast in person on March 17, 2009, unanimously approved the Interim Management Agreement with FWIM pursuant to Rule 15a-4 under the 1940 Act. The Interim Management Agreement is dated April __, 2009, the date of the Transaction, and replaced the Former Management Agreement as of such date. The Interim Management Agreement terminates upon shareholder approval of the New Management Agreement, unless it sooner terminates according to its terms, as described below.

      The Interim Management Agreement is substantially identical to the Former Management Agreement and the New Management Agreement in all material respects, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act and it no longer permits the investment adviser to consider the sale of Fund shares in its selection of brokers and dealers to execute portfolio transactions of the Fund. Accordingly, the Interim Management Agreement has a maximum term of 150 days. Further, the Interim Management Agreement provides that the Trustees or a majority of the Fund's outstanding voting securities may terminate the Interim Management Agreement at any time without penalty on not more than 10 days' written notice, and that the compensation earned by FWIM under the Interim

Management Agreement is being held in an escrow account until Fund shareholders approve the New Management Agreement, after which the amount in the escrow account, plus any interest, will be paid to FWIM. If shareholders do not approve the New Management Agreement, FWIM will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Management Agreement or the total amount in the escrow account, plus any interest.

      If the  shareholders  of  the  Fund  do not  approve  the  New  Management
Agreement within 150 days of the effective date of the Interim Management Agreement, the Trustees will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

Evaluation by the Board of Trustees
-----------------------------------

      The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the New Management Agreement. Approval took place at an in-person meeting, held on March 17, 2009, at which all of the Trustees were present.

      The Trustees were advised by independent counsel of their fiduciary obligations in approving the New Management Agreement and the Trustees requested such information from FWIM as they deemed reasonably necessary to evaluate the terms of the New Management Agreement and whether the New Management Agreement is in the best interests of the Fund and its shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services to be provided by FWIM; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the potential profits to be realized by FWIM from its relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of the Fund's shareholders. The Trustees reviewed the background, qualifications, education and experience of FWIM's investment, compliance and operational personnel. The Trustees also considered Messrs. Cohen's and Wahl's decision to remain with FWIM and continue serving as the Fund's portfolio managers. The Trustees further considered Mr. David Kahn's decision to remain as Chief Compliance Officer of the Trust and oversee the Trust's relationships with the other service providers. They considered the strong financial condition of FWIM and its affiliated companies. The Trustees also discussed the marketing plans of FWIM on behalf of the Fund. The Independent Trustees were advised by experienced independent counsel throughout the process. Prior to voting, the Independent Trustees reviewed the New Management Agreement with representatives of FWIM and also met in a private session with counsel at which no representatives of FWIM were present.

NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees considered the responsibilities of FWIM under the New Management Agreement, noting that FWIM will be responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund. The Trustees reviewed biographical information on each of FWIM's key personnel from its investment management and compliance teams. Members of FWIM's investment management and compliance teams' backgrounds and experience in the financial industry were reviewed. The Trustees also considered FWIM's compliance procedures and its apparent commitment to compliance.

The Trustees also discussed FWIM's responsibilities with regards to brokerage selection. The Trustees were informed that FWIM has discontinued GKM Advisers' practice of directing Fund brokerage to an affiliated broker-dealer. FWIM further informed the Trustees that, following the two year period from the termination date of the Former Management Agreement, FWIM may begin the practice of directing Fund brokerage to an affiliated broker-dealer.

INVESTMENT RESULTS

In reviewing the Fund's investment results, the Trustees reviewed the Fund's performance for various periods ended December 31, 2008 and compared it to the Standard & Poor's 500 Index ("S&P 500 Index") and other large capitalization indices. The Trustees noted that from the date of inception through December 31, 2008 the Fund underperformed the S&P 500 Index, the Fund's primary benchmark. It was further noted by the Trustees that the Fund underperformed the average and median performance of large growth funds (the Fund's peer group as assigned by Morningstar) for the one-year, three year and five year periods ended December 31, 2008. The Trustees reviewed the Fund's Morningstar ratings, noting that, as of December 31, 2008, the Fund was rated two-stars over all the relevant periods. The Trustees also considered the market environment for large cap growth stocks since the Fund's inception. It was further noted by the Trustees that two of the better performing areas of the market (i.e. utilities and energy) were not held by the Fund due to the adviser's belief that these sectors do not represent long-term "growth" opportunities. The Trustees also discussed the Fund's low portfolio turnover ratio in achieving this performance and positive attributes of low portfolio turnover. It was noted by the Trustees that the Fund has been extremely tax efficient in that the Fund has paid only two small income distributions since inception. The Trustees considered the adviser's disciplined approach to managing the Fund's assets, noting its consistency in management style since the Fund's inception.

ADVISORY FEES AND TOTAL EXPENSES

In reviewing the advisory fee and total expense ratio of the Fund, the Trustees considered comparative expense and advisory fee information for equity funds classified by Morningstar as large growth funds. The Trustees considered the Fund's fee arrangement in which FWIM is responsible for paying most of the Fund's ordinary operating expenses out of its own resources and noted that comparisons with the Fund's overall expense ratio may be more relevant than comparisons of advisory fees only. In considering the comparative expense information, the Trustees specifically noted that the Fund's total expense ratio of 1.41% (which excludes borrowing costs of 0.42% that were incurred by the Fund during the most recent fiscal year), while higher than the average of all funds classified by Morningstar as large growth (1.35%), is less than the average expense ratio of such funds having less than $50 million in assets (1.55%). The Trustees further noted that many of the funds having less than $50 million in net assets were members of a larger fund complex which would benefit from economies of scale that would likely lower their expense ratios.

The Trustees also reviewed information regarding the advisory fees paid by institutional and other private clients of FWIM with similar investment mandates. They noted, however, that there were significant investment, operational and regulatory differences between advising a mutual fund and institutional or private clients. The Trustees also considered FWIM's sub-advisory relationship with another mutual fund, noting that, due to the other fund investing primarily in fixed-income securities, this relationship did not provide a meaningful comparison.

The Trustees reviewed the December 31, 2008 income statement and balance sheet of FWIM's parent company (i.e. First Western Financial Inc.), noting that FWIM has sufficient capital available to it to satisfy its commitments to the Fund. FWIM represented that its parent company will make available the necessary capital to FWIM to assist FWIM in satisfying its commitments to the Fund. FWIM reviewed it plans for marketing and distributing the Fund. The Trustees remarked that an increase in the Funds' assets could benefit the Fund's shareholders through enhanced portfolio management opportunities and potential economies of scale.

The Trustees also considered a profitability analysis of GKM Advisers' revenues and expenses with respect to the Former Management Agreement over the past four fiscal years. It was noted that, after a reasonable allocation of GKM Advisers' overall operating expenses, GKM Advisers incurred an operating loss of slightly more than $309,000 with respect to the Former Management Agreement during the fiscal year ended July 31, 2008. The Trustees further noted that GKM Advisers incurred significant operating losses for the three previous fiscal years as well. The Trustees took into account that, based on the Fund's current net assets, it is unlikely that FWIM will realize a profit from the New Management Agreement in the near term.

ANCILLARY BENEFITS

The Board discussed the potential benefits to FWIM from the Fund being offered to clients of its affiliated companies. However, the Trustees concluded that, in light of the amounts involved, this is only a secondary factor in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

ECONOMIES OF SCALE

The Trustees considered economies of scale, noting that at the present time the Fund has not realized any significant economies of scale. The Board observed that if the Fund grows significantly in assets, this factor will become more relevant to their consideration process.

CONCLUSION

Based on their review, including their consideration of each of the factors referred to above, the Trustees concluded that: (i) the decision by Messrs. Cohen and Wahl to remain with FWIM and continue managing the Fund's investments, along with the decision by Mr. Kahn to remain with

FWIM and oversee the compliance functions of the Fund, ensures that the Fund will continue to receive high quality services; (ii) the Fund's investment results indicate a commitment to "growth" investing and the consistent application of the Fund's investment strategies despite market sentiment; (iii) the Fund's overall expense ratio of 1.41% (excluding borrowing costs) is less than the average for comparably managed funds with assets of $50 million or less (1.55%), as derived from statistics published by Morningstar; and (iv) comparisons between the advisory fees paid by the Fund with the advisory fees paid by other comparably managed funds and to the other investment company and non-investment company accounts managed by FWIM are not particularly meaningful due to FWIM's commitment to the Fund to pay most of its ordinary operating expenses out of its own resources. The Trustees also discussed economies of scale, deciding that at the present time it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Trustees did note that as the Fund grows in assets it may become necessary for FWIM to consider adding fee breakpoints to the New Management Agreement. The Trustees also considered the "fallout benefits" to FWIM, concluding that this is a secondary factor when evaluating the reasonableness of advisory fees to be paid by the Fund. The Trustees also considered the historical profitability, or lack there of, of GKM Advisers, concluding that this is a secondary factor in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Management Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered that it would be in the best interests of the Fund and its shareholders to approve the New Management Agreement with FWIM.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW MANAGEMENT AGREEMENT.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

      The Board of Trustees has fixed the close of business on _____________, 2009 (the "Record Date") as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders of any adjournment thereof. As of the Record Date, there were _____________ shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

      The vote of a majority of the outstanding shares of the Fund is required for approval of the New Management Agreement. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(2) more than 50% of the outstanding shares of the Fund.

      A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the Fund's outstanding shares is necessary to constitute a quorum at the meeting. If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such adjournment and will vote those proxies received which voted against a proposal against any such adjournment.

      Abstentions and "broker non-voters" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions on the Proposal effectively will be a vote against the Proposal.

      The Trustees of the Fund intend to vote all of their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially ___% of the Fund's outstanding shares on the Record Date.

FIRST WESTERN INVESTMENT MANAGEMENT, INC.

      First Western Investment Management, Inc., 1200 Seventh Street, Denver, Colorado 80202, is a corporation organized under the laws of Colorado. In addition to serving as investment adviser to the Fund, FWIM provides investment advisory services to institutions, high net worth individuals, another registered investment company and to governmental entities. As of December 31, 2008, FWIM managed approximately $1.6 billion in assets.

      FWIM is a subsidiary of First Western Financial, Inc. First Western Financial, Inc., is a privately held financial services company that owns 100% of the outstanding shares of FWIM. The address and principal occupation of each principal executive officer of FWIM are set forth in the table below. None of the principal executive officers of FWIM serve as a Trustee or officer of the Fund.

NAME AND ADDRESS                       PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Scott C. Wylie                         Vice Chairman of FWIM
1200 Seventh Street, Suite 2650
Denver, Colorado 80202

Warren J. Olsen                        Chairman, Chief Executive Officer and
1200 Seventh Street, Suite 2650        Treasurer of FWIM
Denver, Colorado 80202

Karen S. Post                          Vice President and Secretary of FWIM
1200 Seventh Street, Suite 2650
Denver, Colorado 80202

Karen L. Garcia                        Chief Compliance Officer of FWIM
1200 Seventh Street, Suite 2650
Denver, Colorado 80202


Each of the following persons is both a Trustee or officer of the Trust and an employee of FWIM:

                                    Position with
      Employee Name                   the Trust
      ------------------         ---------------------
      Timothy J. Wahl            Trustee and President

      David L. Kahn              Secretary and Chief
                                 Compliance Officer

      During the fiscal year ended July 31, 2008, the Fund paid management fees of $653,033 to GKM Advisers, the Fund's previous investment adviser. The Former Management Agreement, dated August 20, 2003, was last approved by shareholders of the Fund at a meeting on August 20, 2003. At that meeting of shareholders, GKM Advisers was approved as investment manager for the Fund and served as such until April __, 2009 when GKM Advisers underwent a change of control and was acquired by FWIM.

INFORMATION ON THE OPERATION OF THE FUND

      DISTRIBUTION OF SHARES. Ultimus Fund Distributors LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246, serves as the Fund's principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the Fund's administrator, transfer agent and fund accountant.

      BROKERAGE COMMISSIONS. During the fiscal year ended July 31, 2008, the Fund paid brokerage commissions of $5,597 to Samuels Chase & Co., Inc., an affiliated broker-dealer. During the fiscal year ended July 31, 2008, Samuels Chase & Co., Inc. received 96.8% of the Fund's aggregate brokerage commissions for effecting 96.0% of the dollar amount of transactions involving brokerage commissions. Samuels Chase & Co., Inc. is considered an affiliated broker-dealer because certain employees of FWIM maintain their securities licenses with the firm. FWIM has discontinued the practice of directing Fund brokerage to an affiliated broker-dealer.

      ADMINISTRATION AND OTHER SERVICES. The Fund has entered into agreements with Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246, whereby Ultimus is responsible for the provision of administration, fund accounting and transfer agent and shareholder services to the Fund. For providing administration services to the Fund, the Adviser (not the Fund) pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month. For providing fund accounting services to the Fund, the Adviser (not the Fund) pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets.


      ANNUAL REPORT. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT UPON REQUEST. TO REQUEST THE ANNUAL REPORT, PLEASE CALL US TOLL FREE AT 1-888-456-9518, OR WRITE WADE BRIDGE, ASSISTANT SECRETARY, THE GKM FUNDS, P.O. BOX 46707, CINCINNATI, OHIO 45246-0707.

PRINCIPAL SHAREHOLDER

      As of the Record Date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record ____% of the outstanding shares of the Fund. Since Schwab's ownership is in record form it is not considered a "control" shareholder for purposes of this shareholder meeting. The Fund is not aware of a shareholder that owns beneficially more than 5% of the Fund's outstanding shares.

TRUSTEES' OWNERSHIP OF FUND SHARES

      The following table shows the number of shares beneficially owned by each Trustee of the Fund as of the Record Date.

                                                               PERCENTAGE
NAME AND ADDRESS                 AMOUNT AND NATURE*           OWNERSHIP OF
OF TRUSTEE                     OF BENEFICIAL OWNERSHIP         FUND SHARES
----------                     -----------------------         -----------
Timothy J. Wahl
11150 Santa Monica Blvd
Los Angeles, CA 90025                  shares                      **

Darrin F. DelConte
11150 Santa Monica Blvd
Los Angeles, CA 90025                  shares                      **

Brian Horner
11150 Santa Monica Blvd
Los Angeles, CA 90025                  shares                      **

Nicholas G. Tonsich
11150 Santa Monica Blvd
Los Angeles, CA 90025                  shares                      **

      * Each Trustee owning shares has sole beneficial ownership of such shares.

      **    Trustee owns less than 1% of the outstanding shares of the Fund.

OTHER MATTERS

      The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

      The Trust has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to David L. Kahn, Secretary of The GKM Funds, 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025.

                                      By Order of the Board of Trustees,

                                      /s/ Wade R. Bridge

                                      Wade R. Bridge
                                      Assistant Secretary

Date:    _______, 2009

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A
                                    ---------

                              MANAGEMENT AGREEMENT

TO:   First Western Investment Management, Inc.
      11150 Santa Monica Boulevard
      Los Angeles, CA 90025

Dear Sirs:

      The GKM Funds (the "Trust") herewith confirms our agreement with you.

      The Trust has been organized to engage in the business of an investment company. The Trust currently offers one series of shares to investors, the GKM Growth Fund (the "Fund").

      You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

      1.    ADVISORY SERVICES
            -----------------

            You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

      2.    ALLOCATION OF CHARGES AND EXPENSES
            ----------------------------------

            You will pay all operating expenses of the Fund not specifically assumed by the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders;
expenses of shareholders' meetings and proxy solicitations; and all other operating expenses not specifically assumed by the Fund. For purposes of this Agreement, "operating expenses of the Fund" shall not include advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (including expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

            The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

      3.    COMPENSATION OF THE ADVISER
            ---------------------------

            For all of the services to be rendered and payments to be made by you as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.40% of the average value of its daily net assets.

            The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

      4.    EXECUTION OF PURCHASE AND SALE ORDERS
            -------------------------------------

            In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

            You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

            Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

      5.    LIMITATION OF LIABILITY OF ADVISER
            ----------------------------------

            You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

            Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

      6.    DURATION AND TERMINATION OF THIS AGREEMENT
            ------------------------------------------

            This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

            This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

      7.    USE OF NAME
            -----------

            The Trust and you acknowledge that, as between such parties, all rights to the name "GKM" or any variation thereof belong to you, and that the Trust has been granted a limited right to use such name in its Fund name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "GKM" shall automatically cease upon termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "GKM" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

      8.    AMENDMENT OF THIS AGREEMENT
            ---------------------------

            No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

      9.    LIMITATION OF LIABILITY TO TRUST PROPERTY
            -----------------------------------------

            The term "The GKM Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

      10.   SEVERABILITY
            ------------

            In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

      11.   QUESTIONS OF INTERPRETATION
            ---------------------------

            (a) This Agreement shall be governed by the laws of the State of Ohio.

            (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

            (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

      12.   NOTICES
            -------

            Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 11150 Santa Monica Boulevard, Los Angeles, CA 90025, and your address for this purpose shall be 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

      13.   COUNTERPARTS
            ------------

            This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      14.   BINDING EFFECT
            --------------

            Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

      15.   CAPTIONS
            --------

            The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

            If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                    Yours very truly,


                                    THE GKM FUNDS


                                    By: _______________________________

                                    Print Name:  Timothy J. Wahl

                                    Title: President

                                    Date:  _______________, 2009


                                   ACCEPTANCE
                                   ----------

            The foregoing Agreement is hereby accepted.


                                    FIRST WESTERN INVESTMENT MANAGEMENT, INC.

                                    By: _______________________________

                                    Print Name:  Warren J. Olsen

                                    Title: Chairman

                                    Date:  ______________, 2009